EXHIBIT 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the annual report on Form 20-F of Yanzhou Coal Mining Company Limited (the “Company”) for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, ZHANG Yingmin, General Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2011

By:	/S/ ZHANG YINGMIN
Name:	Zhang Yingmin
Title:	General Manager

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.